UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2016

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 28, 2016, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders. The shareholders (i) elected all nine nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

1.	The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of broker non-votes for each director nominee, and (iv) the number of abstentions for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
M. Shawn Bort	138,751,407	354,819	504,898	18,088,530
Richard W. Gochnauer	136,770,136	2,333,207	507,881	18,088,530
Frank S. Hermance	134,624,207	4,471,476	515,441	18,088,530
Ernest E. Jones	126,350,287	12,752,003	508,834	18,088,530
Anne Pol	137,742,953	1,389,479	478,692	18,088,530
Marvin O. Schlanger	129,404,577	3,192,788	7,013,759	18,088,530
James B. Stallings, Jr.	138,245,141	904,784	461,199	18,088,530
Roger B. Vincent	138,555,496	580,583	475,045	18,088,530
John L. Walsh	138,357,758	824,629	428,737	18,088,530

As previously announced, Lon R. Greenberg retired as the Non-Executive Chairman of the Company’s Board of Directors, effective as of the Company’s Annual Meeting of Shareholders. In recognition of his long-term service and dedication to the Company, the Board of Directors upon recommendation of the Corporate Governance Committee designated Mr. Greenberg as Chairman Emeritus. Mr. Greenberg’s emeritus status is an honorary designation and he will not receive any compensation or other benefits, have any duties, responsibilities, or act on behalf of the Company, or be included in meetings of the Company’s Board or its Commitees as a result of such honorary designation.

2.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
134,407,939	4,370,479	832,706	18,088,530

3.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
150,259,208	6,938,865	501,581	0

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

February 2, 2016	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel, and Secretary